UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 22, 2006

DUKE REALTY LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Indiana	0-20625	35-1898425
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On February 22, 2006, Duke Realty Limited Partnership, an Indiana limited partnership (the “Partnership”), and Duke Realty Corporation, an Indiana corporation that is the general partner of the Partnership, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of January 5, 2006, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with Deutsche Bank Securities Inc. (“Deutsche Bank”), pursuant to which Deutsche Bank agreed to purchase $125,000,000 aggregate principal amount of the Partnership’s 5.5% Senior Notes due 2016 (the “Notes”).  As part of the purchase, the Partnership will receive and retire all $100 million principal amount of the Partnership’s outstanding Puttable Reset Securities PURS(SM) due March 1, 2016.  The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Partnership’s registration statement on Form S-3 (Registration Statement No. 333-120492) (as may be amended, the “Registration Statement”), under the Securities Act of 1933, as amended.

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Terms Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the information in the Terms Agreement is incorporated into this Item 1.01 by this reference.

Item 8.01.              Other Events.

In connection with the offering of the Notes, the Partnership included the following updated information in the Prospectus Supplement, dated February 22, 2006, pursuant to which the Notes were offered:

RATIO OF EARNINGS TO FIXED CHARGES

The following table shows ratios of earnings to fixed charges for Duke Realty Corporation and Duke Realty Limited Partnership for the periods shown:

	Duke Realty Corporation	Duke Realty Limited Partnership
Nine Months Ended September 30, 2005	2.08	2.08
Year Ended December 31, 2004	2.30	2.30
Year Ended December 31, 2003	2.47	2.49
Year Ended December 31, 2002	2.64	2.72
Year Ended December 31, 2001	3.12	3.20
Year Ended December 31, 2000	2.70	2.77

For purposes of computing these ratios, earnings have been calculated by adding fixed charges, excluding capitalized interest, to income (loss) from continuing operations before gains or losses on land and depreciated property sales and (if applicable) minority interest in the Duke Realty Limited Partnership. Fixed charges consist (if applicable) of interest costs, whether expensed or capitalized, the interest component of rental expense and amortization of debt issuance costs.

Item 9.01.              Financial Statements and Exhibits.

The Terms Agreement listed below and filed as Exhibit 1.1 to this Current Report on Form 8-K also is being filed pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Partnership’s Registration Statement.  This Form 8-K

is incorporated by reference into the Registration Statement, and, as such, the Company is filing the Terms Agreement to cause it to be incorporated by reference into the Registration Statement as an exhibit thereto.   By filing this Current Report on Form 8-K, and the exhibit hereto, however, the Partnership does not believe that any of the information set forth herein or in the exhibit hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1

Terms Agreement, dated as of February 22, 2006 (including the related Underwriting Agreement, dated as of January 5, 2006, attached as Annex A thereto and made a part thereof, which Underwriting Agreement is incorporated by reference herein from Exhibit 1.1 to the Current Report on Form 8-K filed by Duke Realty Limited Partnership with the Securities and Exchange Commission on January 31, 2006), by and among Duke Realty Limited Partnership, Duke Realty Corporation and Deutsche Bank Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation, As its sole General Partner

February 24, 2006	By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and Secretary